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                                                                   Exhibit 5.1

                      CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of Equity Focus Trusts--

Strategic Series 1999-A, 10/A+ Portfolio:

  We consent to the use of our report dated February 17, 1999, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                                        KPMG LLP
New York, New York

February 17, 1999